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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 6, 2002



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



           TEXAS                    000-24677                   76-0306721
 (State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)



          5151 SAN FELIPE, 25TH FLOOR
                HOUSTON, TEXAS                                    77056
   (Address of Principal Executive Offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000





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ITEM 5. OTHER EVENTS.

         On November 12, 2002, BindView Development Corporation ("BindView" or "the Company") issued a press release announcing (i) recent management personnel changes, including the appointment of a new senior vice president of worldwide marketing, the appointment of a new vice president of international sales, and the resignation of the Company's vice president of worldwide sales and the Company's initiation of a search for a replacement; and (ii) results of the Company's stock repurchase program. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated November 12, 2002.

         99.2. Purchase and Sale Agreement dated as of November 6, 2002, among BindView Development Corporation, a Texas corporation, General Atlantic Partners 27, L.P., a Delaware limited partnership, General Atlantic Partners 44, a Delaware limited partnership, and GAP Coinvestment Partners, L.P., a New York limited partnership. (Schedule 1.02 attached to the foregoing agreement, containing bank-account information for wire transfers and specific numbers of shares being sold by the different GAP entities, is omitted.)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BINDVIEW DEVELOPMENT CORPORATION



Dated:  November 12, 2002                   By:  /s/ EDWARD L. PIERCE
                                                 -----------------------------
                                                       Edward L. Pierce,
                                                     Senior Vice President
                                                  and Chief Financial Officer


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